UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: September 12, 2006

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                              X-RITE, INCORPORATED

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          Michigan                    000-14800                38-1737300
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

                              3100 44th Street S.W.
                           Grandville, Michigan 49418
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 534-7664

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.



On September 12, 2006, X-Rite, Incorporated ("X-Rite" or the "Company") announced that it had implemented its previously announced CEO succession plan in connection with the acquisition of Amazys Holding AG ("Amazys"). Effective October 1, 2006 Michael C. Ferrara will retire from his positions of CEO and member of the Board of Directors of X-Rite and Thomas J. Vacchiano Jr. will become President and Chief Executive Officer as well as a member of the Board of Directors. Mr. Vacchiano was the President and Chief Executive Officer of Amazys from January 2001 until the acquisition by X-Rite in July of this year. Mr. Ferrara will remain available to consult on the transition through the end of 2006.


Mr. Vacchiano entered into an employment agreement with X-Rite in connection with the acquisition of Amazys under which Mr. Vacchiano had agreed to serve as President and Chief Operating Officer of X-Rite for a period of three years from the completion of the Amazys acquisition (July 5, 2006) unless earlier terminated in accordance with its terms. Mr. Vacchiano's existing employment agreement provides that if he is promoted to the position of Chief Executive Officer of X-Rite, X-Rite and Mr. Vacchiano will negotiate a new Employment Agreement for Mr. Vacchiano. Under the terms of his existing employment agreement Mr. Vacchiano will (i) receive an annual base salary of $310,000, (ii) be entitled to participate in any bonus plan or other incentive compensation program applicable to X-Rite's executives, and (iii) be further entitled to participate in any long-term incentive compensation program applicable to X-Rite's executives, with 60 percent to consist of restricted stock awards and 40 percent to consist of stock option awards.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1 Employment Agreement, dated as of January 30, 2006, by and between X-Rite, Incorporated and Thomas J. Vacchiano (filed as exhibit to Form 8-K dated January 31, 2006 (Commission File No. 0-14800) and incorporated herein by reference)


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                    X-RITE, INCORPORATED

Dated: September 18, 2006           By: /s/ Mary E. Chowning
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                                        Mary E. Chowning
                                        Chief Financial Officer